Exhibit 3.44

Microfilm Number_________	Filed with the Department of State on 10-8-99

Entity Number 2901980	XXXXXX
Secretary of the Commonwealth

CERTIFICATE OF LIMITED PARTNERSHIP
DSCB:15-8511 (Rev 91)

In compliance with the requirements of 15 Pa.C.S. § 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.	The name of the limited partnership is: Brandywine TB Inn. L.P.

2.	The (a) address of this limited partnership’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	14 Campus Boulevard, Suite 100	Newtown Square	PA	19073	Delaware

	Number and Street	City	State	Zip	County

(b)	c/o:

Name of Commercial Registered Office Provider	County

For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3.	The name and business address of each general partner of the partnership is:

Name Address

Brandywine TB Inn, L.L.C. 14 Campus Boulevard, Suite 100

Newtown Square, PA 19073

4.	(Check, and if appropriate complete, one of the following):

The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

The formation of the limited partnership shall be effective on: at
Date Hour

5.	The specified effective date if any is: N/A
month day year hour, if any

IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 8th day of October 1999.

By:	/s/ Brad A. Molotsky	XXXXXX

	(Signature)	(Signature)

	Brad A. Molotsky, Secretary	XXXXXX

	(Signature)	(Signature)

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Amendment-Domestic (15 Pa. C.S.)
Entity Number 2901980

Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name	PEPPER HAMILTON LLP			Document will be returned to the name and address you enter to the left.

Address	200 ONE KEYSTONE PLAZA NORTH FRONT AND MARKET STREETS P.O. BOX 1181 HARRISBURG, PA 17108-1181

City	State	Zip	Code

Fee: $52	Filed in the Department of State on Jun 06 2002

XXXXXX

ACTING Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is: Brandywine TB Inn, L.P.

2.	The date of filing of the original Certificate of Limited Partnership/Organization: Oct. 8, 1999

3.	Check and if appropriate complete one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check and if appropriate complete one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on _______ at ______
Date Hour

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 4th day of June, 2002. Brandywine TB Inn, L.P.
Name of Limited Partnership/Limited Liability Company XXXXXX
Signature
Secretary of Brandywine TB Inn LLC,

Title
General Partner

EXHIBIT A

TO CERTIFICATE OF AMENDMENT

BRANDYWINE TB INN, L.P.

Article 4 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 4 shall read as follows:

“Article 4. The address of this limited partnership’s registered office in this Commonwealth is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 6 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 6 shall read as follows:

“Article 6. The name and business address of each general partner is: Brandywine TB Inn, L.L.C., 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 7 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 7 shall read as follows:

“Article 7. The address of the office at which is kept a list of the names and addresses of the limited partners and their capital contributions is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”